UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2007


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., on behalf of the RAMP Series 2007-RZ1 Trust
             (Exact name of registrant as specified in its charter)

           Delaware                  333-131211-17               51-0362653
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                             55437
     (Address of principal executive office)                   (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.     OTHER EVENTS.


On February 22, 2007, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RZ1, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Company, LLC, as master servicer and LaSalle Bank National Association, as trustee. The mortgage loans were sold to Residential Asset Mortgage Products, Inc. pursuant to an Assignment and Assumption Agreement, dated as of February 22, 2007, between Residential Funding Company, LLC and Residential Asset Mortgage Products, Inc.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                  10.1 Pooling and Servicing Agreement, dated as of February 1, 2007, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Company, LLC, as master servicer and LaSalle Bank National Association, as trustee.

                  10.2 Assignment and Assumption Agreement, dated as of February 22, 2007, between Residential Funding Company, LLC and Residential Asset Mortgage Products, Inc.

                  10.3 Confirmation and ISDA Credit Support Annex to the Schedule to the Master Agreement, both dated as of February 22, 2007, between LaSalle Bank National Association, as trustee on behalf of the RAMP Series 2007-RZ1 Trust and Bank of America, N.A.

                  10.4 SB-AMB Swap Confirmation, dated as of February 22, 2007, between LaSalle Bank National Association, as supplemental interest trust trustee for the benefit of RAMP Series 2007-RZ1 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and LaSalle Bank National Association, as supplemental interest trust trustee for the benefit of RAMP Series 2007-RZ1 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders, Class M Certificateholders and the Class B Certificateholders.

                  99.1    Mortgage Loan Schedule.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                              By: /s/ Joseph Orning
                                  ---------------------------------------
                              Name: Joseph Orning
                              Title:   Vice President




Dated:  March 9, 2007

                                  Exhibit Index


Exhibit No.                  Description

10.1 Pooling and Servicing Agreement, dated as of February 1, 2007, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Company, LLC, as master servicer and LaSalle Bank National Association, as trustee.

10.2 Assignment and Assumption Agreement, dated as of February 22, 2007, between Residential Funding Company, LLC and Residential Asset Mortgage Products, Inc.

10.3 Confirmation and ISDA Credit Support Annex to the Schedule to the Master Agreement, both dated as of February 22, 2007, between LaSalle Bank National Association, as trustee on behalf of the RAMP Series 2007-RZ1 Trust and Bank of America, N.A.

10.4 SB-AMB Swap Confirmation, dated as of February 22, 2007, between LaSalle Bank National Association, as supplemental interest trust trustee for the benefit of RAMP Series 2007-RZ1 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and LaSalle Bank National Association, as supplemental interest trust trustee for the benefit of RAMP Series 2007-RZ1 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders, Class M Certificateholders and the Class B Certificateholders.

99.1 Mortgage Loan Schedule.